UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2019

LIBERTY TAX, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-35588 (Commission File Number)	27-3561876 (IRS Employer Identification No.)

1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454

(Address of Principal Executive Offices) (Zip Code)

(757) 493-8855

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

In connection with the Agreement of Merger and Business Combination Agreement (the “Agreement”), entered into on July 10, 2019, by and among Liberty Tax, Inc. (the “Company”), Buddy’s Newco, LLC (“Buddy’s”), Franchise Group New Holdco, LLC, a wholly-owned direct subsidiary of the Company (“New Holdco”), Franchise Group B Merger Sub, LLC, a wholly-owned indirect subsidiary of New Holdco (“Merger Sub”), and Vintage RTO, L.P., solely in its capacity as the representative of the former equity holders of Buddy’s, pursuant to which Merger Sub merged with and into Buddy’s (the “Merger”), with Buddy’s continuing as the surviving entity in the Merger and as a wholly-owned indirect subsidiary of New Holdco, the Company is furnishing certain historical financial statements of Buddy’s (i) as of and for the three months ended March 31, 2019 and 2018 and (ii) as of and for the three years ended December 31, 2018, 2017 and 2016, attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

The Company intends to file, pursuant to Item 2.01 of Form 8-K, the financial statements and pro forma financial information required by Item 9.01 with respect to the Merger as soon as practicable, and in any event not later than 71 days after the date on which the initial Current Report on Form 8-K with respect to the Merger was required to be filed.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit No.	Description of Exhibits

99.1	Consolidated Financial Statements for Buddy’s Newco, LLC and Subsidiaries as of and for the three months ended March 31, 2019 and 2018

99.2	Consolidated Financial Statements for Buddy’s Newco, LLC and Subsidiaries as of and for the three years ended December 31, 2018, 2017 and 2016

Tender Offer Communications

Under the Agreement, the Company is required to, as promptly as reasonably practicable but in any event within 15 business days after the closing date, commence a tender offer (the “Tender Offer”) to purchase any and all of the outstanding shares of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), for cash at a price of $12.00 per share, without interest. The Tender Offer has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities, nor is it a substitute for the tender offer materials that the Company will file with the Securities and Exchange Commission (the “SEC”) upon commencement of the Tender Offer. At the time the Tender Offer is commenced, the Company will file tender offer materials on Schedule TO. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) WILL CONTAIN IMPORTANT INFORMATION. HOLDERS OF SHARES OF COMMON STOCK ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF SHARES OF COMMON STOCK SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents will be made available to all holders of Common Stock at no expense to them. The Tender Offer materials and other related documents (when available) will be made available for free at the SEC’s website at www.sec.gov or by directing a request to the Information Agent for the Tender Offer who will be named by the Company in the Tender Offer materials.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other Tender Offer documents, the Company files annual, quarterly and current reports and other information with the SEC. The Company’s filings with the SEC are also available at the SEC’s website at www.sec.gov and on the Company’s website at http://ir.libertytax.com/.

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Consolidated Financial Statements for Buddy’s Newco, LLC and Subsidiaries as of and for the three months ended March 31, 2019 and 2018

99.2	Consolidated Financial Statements for Buddy’s Newco, LLC and Subsidiaries as of and for the three years ended December 31, 2018, 2017 and 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY TAX, INC.

Date: August 1, 2019	By:	/s/ Michael S. Piper
Michael S. Piper
Vice President and Chief Financial Officer